UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

DATCHAT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40729	47-2502264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

204 Neilson Street

New Brunswick, NJ 08901
(Address of principal executive offices, including ZIP code)

(732) 374-3529

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.0001 par value	DATS	The Nasdaq Stock Market LLC
Series A Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $4.98	DATSW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 27, 2023, DatChat, Inc. (the “Company”), filed a Certificate of Change (the “Certificate of Change”) with the Secretary of State of the State of Nevada to increase the number of authorized common stock from 18,000,000 shares to 180,000,000 shares.

The foregoing description of the Certificate of Change does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Change which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 21, 2023, the Company held its 2023 annual meeting of stockholders, (the “Annual Meeting”). The stockholders considered, voted, and approved three proposals, each of which is described in more detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on November 9, 2023.

The results detailed below represent the final voting results as certified by the Inspector of Elections:

Proposal 1

The stockholders elected the following directors to hold office until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified based on the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Darin Myman	481,815	25,002	4,465	514,892
Wayne Linsley	464,043	42,746	4,493	514,892
Joseph Nelson	482,152	24,476	4,654	514,892
Carly Schumer	482,374	24,424	4,484	514,892
Peter Shelus	478,188	28,537	4,557	514,892

Proposal 2

The stockholders ratified the appointment of Salberg & Company, P.A., as the Company’s independent registered public accounting firm for the year ending December 31, 2023 based on the following votes:

For	Against	Abstentions
976,869	29,832	19,473

Proposal 3

The stockholders approved an increase to the number of authorized shares of common stock of the Company from 18,000,000 shares to 180,000,000 shares based on the following votes:

For	Against	Abstentions
17,104,550	3,556,208	365,416

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Change dated December 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2023	DATCHAT, INC.

/s/ Darin Myman
Darin Myman
Chief Executive Officer